Exhibit 99.1

PRESS RELEASE

Era Group Inc. Announces Commencement of Private Placement of up to $200 Million of Senior Notes

Houston, Texas
November 26, 2012

FOR IMMEDIATE RELEASE — Era Group Inc., a Delaware corporation (the “Company” or “Era Group”), a wholly-owned subsidiary of SEACOR Holdings Inc., announced today that it has commenced a private placement (the “Offering”) of up to $200 million of senior unsecured debt securities. The Company plans to use net proceeds to repay borrowings outstanding under its revolving credit facility.

The notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The notes will be offered only to "qualified institutional buyers" under Rule 144A of the Securities Act or, outside the United States, to persons other than "U.S. persons" in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes, nor shall there be any offer, solicitation or sale of any notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Company gives no assurance that the proposed offering can be completed on any terms.

About Era Group Inc.

Era Group Inc. (Era Group) is one of the largest helicopter operators in the world and the longest serving helicopter transport operator in the U.S. In addition to servicing its U.S. customers, Era Group also provides helicopters and related services to third-party helicopter operators in other countries, including Brazil, Canada, Denmark, India, Indonesia, Mexico, Norway, Spain, Sweden and the United Kingdom. Era Group's helicopters are primarily used to transport personnel to, from and between offshore installations, drilling rigs and platforms. Era Group's operations represent the Aviation Services segment of SEACOR Holdings Inc.
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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company and its subsidiaries, or general industry or broader economic performance in global markets in which the Company operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. The Company cautions investors that any forward-looking statements made by the Company are not guarantees or indicative of future performance and the exact timing of the Offering is subject to market conditions and other factors. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to the Company, include, but are not limited to, statements regarding the Company's expectations with respect to the senior notes offering. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Era Group's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Era Group does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. The forward-looking statements in this release should be evaluated together with the many uncertainties that affect the Company's businesses, particularly those mentioned under “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements" in Item 1A on the Company's Form 10, as set forth in the Information Statement attached as Exhibit 99.1 thereto, which are incorporated by reference.

Investor Contact
Christopher S. Bradshaw
(281) 606-4871
cbradshaw@eragroupinc.com

Media Contact
Molly Hottinger
(954) 993-8008
mhottinger@ckor.com

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